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THIS AGREEMENT made as of the 20th day of September 1999

BETWEEN:

                                 BRAINTECH, INC.
                         Having a place of business at:
                          930 West 1st Street, Unit 102
                          North Vancouver, BC, V7P 3N4

                      Hereinafter referred to as BrainTech

                                       and

                              MERCATOR ROBOTEC INC.
                         Having a place of business at:
                           105 Lexington Rd., Unit 17
                           Waterloo, Ontario, N2J 4R7

                       Hereinafter referred to as Mercator

                                       and

                          SATISFIED BRAKE PRODUCTS INC.
                         Having a place of business at:
                                805 Education Rd.
                           Cornwall, Ontario, K6H 6C7

                       Hereinafter referred to as Customer

WHEREAS the Customer carries on the business of re-manufacturing brake shoes;

AND WHEREAS the Customer requires BrainTech and Mercator (the Contractors) to upgrade the machine vision system on a brake shoe sorting machine (the Product) located at the Customer's place of business;

AND WHEREAS the parties wish to confirm their understanding with respect to provision and purchase of the product;

NOW THEREFORE WITNESSETH that in consideration of the mutual covenants and agreements contained in this Agreement, the Contractor and the Customer agree as follows:
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                                    ARTICLE 1
                   MANUFACTURE AND CONSTRUCTION OF THE PRODUCT

1.1 The agreement between the Contractors and the Customer consists of the following documents:
         a.       Agreement, September 20, 1999
         b.       Quotation, September 17, 1999
         c.       Specific Terms and Conditions, September 20, 1999
         d.       Terms and Conditions, September 17, 1999
         e. List of Deliverables, September 17, 1999 in order of precedence.

1.2 The Contractors agree to develop, construct and install an improved machine vision system (the Product) for the Customer as more fully described in the documents referenced in clause 1.1.

                                    ARTICLE 2
                          PURCHASE PRICE OF THE PRODUCT

2.1 The purchase price for the Product shall be Ninety Nine Thousand Five Hundred Forty-Six Dollars and Twenty-Six Cents. This amount being exclusive of applicable taxes.

2.2 Upon execution of this Agreement the Customer agrees to pay BrainTech Thirty-one Thousand Nine Hundred Fifty-four Dollars and Thirty-five cents for the Deposit including Seven percent GST.

2.3 BrainTech shall thereafter invoice the Customer for the amounts outlined in the Payment Schedule, payments being due upon receipt of the invoice.

2.4 All amounts stated in the Agreement are to be paid in Canadian currency.

                                    ARTICLE 3
                             LIMITATION OF LIABILITY

3.1 Any liability, claims, demands or expenses including solicitor and client fees, for damages to the property of or injuries (including death) to, the Customer, its employees or any other person arising from or in connection with the Product is limited to the insurance carried by the Contractors.

                                    ARTICLE 4
                              TERM AND TERMINATION

4.1      Subject to Clauses 4.2 and 4.3, the parties intend for this Agreement to remain binding upon them from the date of the agreement for a period of one year (the "Term").
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4.2      Either party may immediately terminate this Agreement without liability to the other party on the happening of any of the following events or any other comparable event:

         (a)      insolvency of a party;
         (b)      filing of a voluntary petition in bankruptcy by a party;
         (c) filing of any involuntary petition in bankruptcy against a party;
         (d) appointment of an assignment for the benefit of the creditors by a party provided that such petition, appointment or assignment is not vacated or nullified within thirty days of the event.

4.3 Either party may terminate this Agreement if the other party is in default of any of the terms and conditions of this Agreement, and such default continued for a period of thirty days from the date that the defaulting party receives a notice from the non-defaulting party to remedy such default, and such default remains unremedied by the end of such thirty day period.

4.4 The termination of this Agreement (howsoever occasioned) shall be without prejudice to any rights or obligations which shall have accrued prior to such termination and shall not destroy or diminish the binding force or effect of any of the provisions of this Agreement which are expressly or by implications to remain in force after such termination.

                                    ARTICLE 5
                               GENERAL PROVISIONS

5.1 The Contractor and the Customer are independent contracting parties and nothing in this Agreement shall make either party the agent or legal representative of the other for any purpose whatsoever, nor shall it grant either party any authority to assume or to create any obligation on behalf of or in the name of the other.

5.2 The Contractor may not assign or delegate its obligations under this Agreement without the Customer's prior written consent, which shall not be unreasonable withheld.

5.3 This Agreement shall endure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

5.4 This Agreement is to be construed in accordance with and governed by the laws of the Province of Ontario. The parties hereby agree to attorn to the exclusive jurisdiction of the courts of competent jurisdiction of the Province of Ontario.

5.5      Time shall be of the essence.

5.6 Failure of either party at any time to require performance by the other party of any provision of this Agreement shall in no way affect the right to require performance at any time thereafter, nor shall the waiver of either party of a breach of any provision of this


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         Agreement constitute a waiver of any succeeding breach of the same or any other provision.

5.7 Any notice or other writing required or permitted to be give under this Agreement or for the purposes of it to any party shall be sufficiently given if delivered personally, or if sent by fax to the following:

         (a)      in the case of notice to the Customer at:

                  Satisfied Brake Products Inc.
                  805 Education Rd.
                  Cornwall, Ontario
                  K6H 6C7

                  Fax:  (613) 933-3365

                  Attention:  Stewart Kahan;
                  --------------------------

         (b)      in the case of notice to the Contractor at:

                  Mercator Robotec Inc.
                  105 Lexington Road
                  Unit #17
                  Waterloo, ON
                  N2J 4R7

                  Fax:  (519) 886-0948

                  Attention:  Scott Gibbs;
                  ------------------------

         Or at any other address as the party to whom the notice is to be given shall have last notified the other party.

5.8 Notice shall have been deemed to have been effected between the parties:

         (a) immediately if delivered personally;
         (b) within twenty-four hours if sent by fax; and
         (c) within five days if sent by pre-paid registered mail.

5.9 This Agreement, together with the items listed in Clause 1.1, constitutes the entire agreement between the Customer and the Contractors with respect to the matters contained herein and supersedes all prior oral or written representations and agreements.

5.10 If any term of this Agreement is invalid or unenforceable under any statute, regulation, ordinance, order or other rule of law, that term shall be deemed to be modified or deleted,
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         but only to the extent necessary to comply with the statute, regulations, ordinance, order or rule, and the remaining provisions of this Agreement shall remain in full force and effect.

5.11 This Agreement may only be modified by written agreement duly executed by the Customer and the Contractor.

5.12 Should any dispute arise between the parties hereto as to the interpretation of or otherwise in relation to this Agreement the dispute shall be settled through an arbitration carried out in accordance with the ARBITRATION ACT of the Province of Ontario.


IN WITNESS WHEREOF the parties have executed the Agreement this ___ day of September, 1999.

                                     BRAINTECH, INC.

                                     PER
                                        --------------------------------

                                     MERCATOR ROBOTEC INC.

                                     PER       "SIGNED"
                                        --------------------------------

                                     SATISFIED BRAKE PRODUCTS INC.

                                     PER        "SIGNED"
                                        --------------------------------